Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2024

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment Results
Consumer & Community Banking (“CCB”)	12–15
Commercial & Investment Bank (“CIB”)	16–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24-27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 315–321 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS											NINE MONTHS ENDED SEPTEMBER 30,
										3Q24 Change					2024 Change
SELECTED INCOME STATEMENT DATA	3Q24		2Q24		1Q24		4Q23		3Q23	2Q24	3Q23	2024		2023	2023
Reported Basis
Total net revenue	$42,654		$50,200	(g)	$41,934		$38,574		$39,874	(15)%	7%	$134,788		$119,530	13%
Total noninterest expense	22,565		23,713		22,757	(h)	24,486	(h)	21,757	(5)	4	69,035		62,686	10
Pre-provision profit (a)	20,089		26,487		19,177		14,088		18,117	(24)	11	65,753		56,844	16
Provision for credit losses	3,111		3,052		1,884		2,762		1,384	2	125	8,047		6,558	23
NET INCOME	12,898		18,149		13,419		9,307		13,151	(29)	(2)	44,466		40,245	10

Managed Basis (b)
Total net revenue	43,315		50,992	(g)	42,548		39,943		40,686	(15)	6	136,855		122,423	12
Total noninterest expense	22,565		23,713		22,757	(h)	24,486	(h)	21,757	(5)	4	69,035		62,686	10
Pre-provision profit (a)	20,750		27,279		19,791		15,457		18,929	(24)	10	67,820		59,737	14
Provision for credit losses	3,111		3,052		1,884		2,762		1,384	2	125	8,047		6,558	23
NET INCOME	12,898		18,149		13,419		9,307		13,151	(29)	(2)	44,466		40,245	10

EARNINGS PER SHARE DATA
Net income: Basic	$4.38		$6.13		$4.45		$3.04		$4.33	(29)	1	$14.97		$13.20	13
Diluted	4.37		6.12		4.44		3.04		4.33	(29)	1	14.94		13.18	13
Average shares: Basic	2,860.6		2,889.8		2,908.3		2,914.4		2,927.5	(1)	(2)	2,886.2		2,946.6	(2)
Diluted	2,865.9		2,894.9		2,912.8		2,919.1		2,932.1	(1)	(2)	2,891.2		2,951.0	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$593,643		$575,463		$575,195		$489,320		$419,254	3	42	$593,643		$419,254	42
Common shares at period-end	2,815.3		2,845.1		2,871.6		2,876.6		2,891.0	(1)	(3)	2,815.3		2,891.0	(3)
Book value per share	115.15		111.29		106.81		104.45		100.30	3	15	115.15		100.30	15
Tangible book value per share (“TBVPS”) (a)	96.42		92.77		88.43		86.08		82.04	4	18	96.42		82.04	18
Cash dividends declared per share	1.25		1.15		1.15		1.05		1.05	9	19	3.55		3.05	16

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	16%		23%		17%		12%		18%			19%		19%
Return on tangible common equity (“ROTCE”) (a)	19		28		21		15		22			23		23
Return on assets	1.23		1.79		1.36		0.95		1.36			1.46		1.42

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio (e)	15.3%	(f)	15.3%		15.0%		15.0%		14.3%			15.3%	(f)	14.3%
Tier 1 capital ratio (e)	16.4	(f)	16.7		16.4		16.6		15.9			16.4	(f)	15.9
Total capital ratio (e)	18.2	(f)	18.5		18.2		18.5		17.8			18.2	(f)	17.8
Tier 1 leverage ratio	7.1	(f)	7.2		7.2		7.2		7.1			7.1	(f)	7.1
Supplementary leverage ratio (“SLR”)	6.0	(f)	6.1		6.1		6.1		6.0			6.0	(f)	6.0

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the Federal Deposit Insurance Corporation (“FDIC”).
(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. As of September 30, 2024, June 30, 2024 and March 31, 2024, CET1 capital reflected the remaining $720 million CECL benefit; as of December 31, 2023 and September 30, 2023, CET1 capital reflected a $1.4 billion benefit. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, and Note 27 of the Firm’s 2023 Form 10-K for additional information.
(e)Reflect the Firm’s ratios under the Basel III Standardized approach. Refer to page 9 for further information on the Firm’s capital metrics.
(f)Estimated.
(g)Included a $7.9 billion net gain related to Visa shares. Refer to Note 2 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for additional information on the exchange offer for Visa Class B-1 common stock.
(h)Included the FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which reflects an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$4,210,048	$4,143,003	$4,090,727	$3,875,393	$3,898,333	2%	8%	$4,210,048	$3,898,333	8%
Loans:
Consumer, excluding credit card loans	394,945	396,955	403,404	410,093	408,769	(1)	(3)	394,945	408,769	(3)
Credit card loans	219,542	216,100	206,740	211,123	196,935	2	11	219,542	196,935	11
Wholesale loans	725,524	707,645	699,472	702,490	704,355	3	3	725,524	704,355	3
Total loans	1,340,011	1,320,700	1,309,616	1,323,706	1,310,059	1	2	1,340,011	1,310,059	2

Deposits:
U.S. offices:
Noninterest-bearing	611,334	632,316	657,651	643,748	651,240	(3)	(6)	611,334	651,240	(6)
Interest-bearing	1,326,489	1,291,737	1,311,857	1,303,100	1,295,609	3	2	1,326,489	1,295,609	2
Non-U.S. offices:
Noninterest-bearing	31,607	26,362	24,109	23,097	22,410	20	41	31,607	22,410	41
Interest-bearing	461,342	446,115	434,792	430,743	410,267	3	12	461,342	410,267	12
Total deposits	2,430,772	2,396,530	2,428,409	2,400,688	2,379,526	1	2	2,430,772	2,379,526	2

Long-term debt	410,157	394,028	395,872	391,825	362,793	4	13	410,157	362,793	13
Common stockholders’ equity	324,186	316,652	306,737	300,474	289,967	2	12	324,186	289,967	12
Total stockholders’ equity	345,836	340,552	336,637	327,878	317,371	2	9	345,836	317,371	9

Loans-to-deposits ratio	55%	55%	54%	55%	55%			55%	55%

Employees	316,043	313,206	311,921	309,926	308,669	1	2	316,043	308,669	2

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$45	$56	$48	$35	$41	(20)	10

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$17,791	$17,701	$17,653	$18,097	$18,362	1	(3)	$53,145	$52,051	2
Commercial & Investment Bank (c)	17,015	17,917	17,584	14,974	15,761	(5)	8	52,516	49,379	6
Asset & Wealth Management	5,439	5,252	5,109	5,095	5,005	4	9	15,800	14,732	7
Corporate	3,070	10,122	2,202	1,777	1,558	(70)	97	15,394	6,261	146
TOTAL NET REVENUE	$43,315	$50,992	$42,548	$39,943	$40,686	(15)	6	$136,855	$122,423	12

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$4,046	$4,210	$4,831	$4,788	$5,895	(4)	(31)	$13,087	$16,444	(20)
Commercial & Investment Bank (c)	5,691	5,897	6,622	4,177	5,027	(3)	13	18,210	16,095	13
Asset & Wealth Management	1,351	1,263	1,290	1,217	1,417	7	(5)	3,904	4,010	(3)
Corporate	1,810	6,779	676	(875)	812	(73)	123	9,265	3,696	151
NET INCOME	$12,898	$18,149	$13,419	$9,307	$13,151	(29)	(2)	$44,466	$40,245	10

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC.
(a)Refer to Commercial & Investment Bank VaR on page 18 for further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB"). Refer to Business Segment Results on page 20 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for additional information.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q24 Change					2024 Change
REVENUE	3Q24	2Q24		1Q24		4Q23		3Q23	2Q24	3Q23	2024		2023	2023
Investment banking fees	$2,231	$2,304		$1,954		$1,635		$1,722	(3)%	30%	$6,489		$4,884	33%
Principal transactions	5,988	6,814		6,790		3,725		6,210	(12)	(4)	19,592		20,735	(6)
Lending- and deposit-related fees	1,924	1,828		1,902		1,926		2,039	5	(6)	5,654		5,487	3
Asset management fees	4,479	4,302		4,146		4,077		3,904	4	15	12,927		11,143	16
Commissions and other fees	1,936	1,924		1,805		1,697		1,705	1	14	5,665		5,139	10
Investment securities losses	(16)	(547)		(366)		(743)		(669)	97	98	(929)		(2,437)	62
Mortgage fees and related income	402	348		275		263		414	16	(3)	1,025		913	12
Card income	1,345	1,332		1,218		1,247		1,209	1	11	3,895		3,537	10
Other income (a)	960	9,149	(e)	1,128		696		614	(90)	56	11,237		4,913	129
Noninterest revenue	19,249	27,454		18,852		14,523		17,148	(30)	12	65,555		54,314	21
Interest income	50,416	48,513		47,438		47,384		44,556	4	13	146,367		123,204	19
Interest expense	27,011	25,767		24,356		23,333		21,830	5	24	77,134		57,988	33
Net interest income	23,405	22,746		23,082		24,051		22,726	3	3	69,233		65,216	6
TOTAL NET REVENUE	42,654	50,200		41,934		38,574		39,874	(15)	7	134,788		119,530	13

Provision for credit losses	3,111	3,052		1,884		2,762		1,384	2	125	8,047		6,558	23

NONINTEREST EXPENSE
Compensation expense	12,817	12,953		13,118		11,847		11,726	(1)	9	38,888		34,618	12
Occupancy expense	1,258	1,248		1,211		1,208		1,197	1	5	3,717		3,382	10
Technology, communications and equipment expense	2,447	2,447		2,421		2,409		2,386	—	3	7,315		6,837	7
Professional and outside services	2,780	2,722		2,548		2,606		2,620	2	6	8,050		7,629	6
Marketing	1,258	1,221		1,160		1,298		1,126	3	12	3,639		3,293	11
Other expense (b)	2,005	3,122	(f)	2,299	(g)	5,118	(g)	2,702	(36)	(26)	7,426	(f)(g)	6,927	7
TOTAL NONINTEREST EXPENSE	22,565	23,713		22,757		24,486		21,757	(5)	4	69,035		62,686	10
Income before income tax expense	16,978	23,435		17,293		11,326		16,733	(28)	1	57,706		50,286	15
Income tax expense (a)	4,080	5,286		3,874		2,019	(h)	3,582	(23)	14	13,240		10,041	32
NET INCOME	$12,898	$18,149		$13,419		$9,307		$13,151	(29)	(2)	$44,466		$40,245	10

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$4.38	$6.13		$4.45		$3.04		$4.33	(29)	1	$14.97		$13.20	13
Diluted earnings per share	4.37	6.12		4.44		3.04		4.33	(29)	1	14.94		13.18	13

FINANCIAL RATIOS
Return on common equity (c)	16%	23%		17%		12%		18%			19%		19%
Return on tangible common equity (c)(d)	19	28		21		15		22			23		23
Return on assets (c)	1.23	1.79		1.36		0.95		1.36			1.46		1.42
Effective income tax rate	24.0	22.6		22.4		17.8	(h)	21.4			22.9		20.0
Overhead ratio	53	47		54		63		55			51		52

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC.
(a)Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. The amortization of the associated investments that was previously recognized in other income is now recognized in income tax expense, which aligns with the associated tax credits and other tax benefits. Refer to Note 1 and 5 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 for additional information.
(b)Included Firmwide legal expense of $259 million, $317 million, $(72) million, $175 million and $665 million for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively, and $504 million and $1.3 billion for the nine months ended September 30, 2024 and September 30, 2023, respectively.
(c)Ratios are based upon annualized amounts.
(d)Refer to page 28 for a further discussion of ROTCE.
(e)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(f)Included a $1.0 billion donation of Visa shares to pre-fund contributions to the JPMorgan Chase Foundation.
(g)Included an FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which was an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(h)Included an income tax benefit of $463 million for the three months ended December 31, 2023 related to the finalization of certain income tax regulations. The benefit resulted in a reduction in the Firm’s effective tax rate of 4.1 percentage points in the fourth quarter of 2023.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Sep 30, 2024
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2024	2024	2024	2023	2023	2024	2023
ASSETS
Cash and due from banks	$22,896	$27,265	$22,750	$29,066	$24,921	(16)%	(8)%
Deposits with banks	411,364	503,554	539,366	595,085	486,448	(18)	(15)
Federal funds sold and securities purchased under
resale agreements	390,821	392,763	330,559	276,152	350,059	—	12
Securities borrowed	252,434	199,062	198,336	200,436	188,279	27	34
Trading assets:
Debt and equity instruments	734,928	679,209	697,788	485,743	534,923	8	37
Derivative receivables	52,561	54,673	56,621	54,864	67,070	(4)	(22)
Available-for-sale (“AFS”) securities	334,548	266,252	236,152	201,704	197,119	26	70
Held-to-maturity (”HTM”) securities	299,954	323,746	334,527	369,848	388,261	(7)	(23)
Investment securities, net of allowance for credit losses	634,502	589,998	570,679	571,552	585,380	8	8
Loans	1,340,011	1,320,700	1,309,616	1,323,706	1,310,059	1	2
Less: Allowance for loan losses	23,949	22,991	22,351	22,420	21,946	4	9
Loans, net of allowance for loan losses	1,316,062	1,297,709	1,287,265	1,301,286	1,288,113	1	2
Accrued interest and accounts receivable	122,565	135,692	129,823	107,363	127,752	(10)	(4)
Premises and equipment	31,525	30,582	30,279	30,157	29,677	3	6
Goodwill, MSRs and other intangible assets	64,455	64,525	64,374	64,381	64,910	—	(1)
Other assets	175,935	167,971	162,887	159,308	150,801	5	17
TOTAL ASSETS	$4,210,048	$4,143,003	$4,090,727	$3,875,393	$3,898,333	2	8

LIABILITIES
Deposits	$2,430,772	$2,396,530	$2,428,409	$2,400,688	$2,379,526	1	2
Federal funds purchased and securities loaned or sold
under repurchase agreements	389,337	400,832	325,670	216,535	268,750	(3)	45
Short-term borrowings	50,638	47,308	46,268	44,712	45,470	7	11
Trading liabilities:
Debt and equity instruments	204,593	206,018	192,324	139,581	165,494	(1)	24
Derivative payables	38,665	34,818	36,003	40,847	41,963	11	(8)
Accounts payable and other liabilities	314,356	295,813	301,469	290,307	292,070	6	8
Beneficial interests issued by consolidated VIEs	25,694	27,104	28,075	23,020	24,896	(5)	3
Long-term debt	410,157	394,028	395,872	391,825	362,793	4	13
TOTAL LIABILITIES	3,864,212	3,802,451	3,754,090	3,547,515	3,580,962	2	8

STOCKHOLDERS’ EQUITY
Preferred stock	21,650	23,900	29,900	27,404	27,404	(9)	(21)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,638	90,328	89,903	90,128	89,899	—	1
Retained earnings	365,966	356,924	342,414	332,901	327,044	3	12
Accumulated other comprehensive income/(loss) (“AOCI”)	(6,784)	(11,338)	(11,639)	(10,443)	(17,104)	40	60
Treasury stock, at cost	(129,739)	(123,367)	(118,046)	(116,217)	(113,977)	(5)	(14)
TOTAL STOCKHOLDERS’ EQUITY	345,836	340,552	336,637	327,878	317,371	2	9
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,210,048	$4,143,003	$4,090,727	$3,875,393	$3,898,333	2	8

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
AVERAGE BALANCES	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
ASSETS
Deposits with banks	$464,704	$512,150	$535,708	$540,040	$456,954	(9)%	2%	$504,043	$485,700	4%
Federal funds sold and securities purchased under resale agreements	404,174	370,817	323,988	319,056	309,848	9	30	366,464	316,520	16
Securities borrowed	217,716	195,877	192,545	200,369	188,279	11	16	202,103	190,822	6
Trading assets - debt instruments	496,176	452,933	422,516	374,254	383,576	10	29	457,351	377,829	21
Investment securities	622,835	580,044	580,046	579,450	606,593	7	3	594,413	613,342	(3)
Loans	1,325,440	1,313,085	1,311,578	1,315,439	1,306,322	1	1	1,316,733	1,225,375	7
All other interest-earning assets (a)	90,721	84,819	79,134	79,787	80,156	7	13	84,912	88,255	(4)
Total interest-earning assets	3,621,766	3,509,725	3,445,515	3,408,395	3,331,728	3	9	3,526,019	3,297,843	7
Trading assets - equity and other instruments	217,790	221,382	190,783	144,642	173,998	(2)	25	210,013	165,292	27
Trading assets - derivative receivables	54,575	57,175	57,635	62,069	66,972	(5)	(19)	56,455	64,955	(13)
All other noninterest-earning assets	282,877	283,161	274,704	270,526	267,079	—	6	280,258	272,766	3
TOTAL ASSETS	$4,177,008	$4,071,443	$3,968,637	$3,885,632	$3,839,777	3	9	$4,072,745	$3,800,856	7
LIABILITIES
Interest-bearing deposits	$1,749,353	$1,722,856	$1,726,142	$1,713,189	$1,694,758	2	3	$1,732,844	$1,693,588	2
Federal funds purchased and securities loaned or
sold under repurchase agreements	425,795	375,371	294,983	254,211	254,105	13	68	365,604	256,717	42
Short-term borrowings	40,234	38,234	38,529	37,941	37,837	5	6	39,003	37,308	5
Trading liabilities - debt and all other interest-bearing liabilities (b)	329,850	318,703	302,997	287,443	288,007	3	15	317,229	286,324	11
Beneficial interests issued by consolidated VIEs	26,556	26,222	27,407	23,133	21,890	1	21	26,728	17,137	56
Long-term debt	347,910	342,516	340,411	325,843	315,267	2	10	343,628	286,522	20
Total interest-bearing liabilities	2,919,698	2,823,902	2,730,469	2,641,760	2,611,864	3	12	2,825,036	2,577,596	10
Noninterest-bearing deposits	633,957	648,327	648,644	658,912	660,983	(2)	(4)	643,608	661,086	(3)
Trading liabilities - equity and other instruments	32,739	30,456	28,622	34,176	29,508	7	11	30,613	29,262	5
Trading liabilities - derivative payables	39,936	37,538	39,877	42,447	46,754	6	(15)	39,120	47,672	(18)
All other noninterest-bearing liabilities	206,376	196,590	192,796	186,871	178,466	5	16	198,617	179,826	10
TOTAL LIABILITIES	3,832,706	3,736,813	3,640,408	3,564,166	3,527,575	3	9	3,736,994	3,495,442	7
Preferred stock	22,408	25,867	27,952	27,404	27,404	(13)	(18)	25,398	27,404	(7)
Common stockholders’ equity	321,894	308,763	300,277	294,062	284,798	4	13	310,353	278,010	12
TOTAL STOCKHOLDERS’ EQUITY	344,302	334,630	328,229	321,466	312,202	3	10	335,751	305,414	10
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,177,008	$4,071,443	$3,968,637	$3,885,632	$3,839,777	3	9	$4,072,745	$3,800,856	7

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	4.59%	4.76%	4.79%	4.79%	4.58%			4.72%	4.21%
Federal funds sold and securities purchased under resale agreements	5.14	5.23	5.23	5.26	5.06			5.20	4.58
Securities borrowed	4.53	4.47	4.52	4.59	4.39			4.51	3.97
Trading assets - debt instruments	4.51	4.44	4.38	4.39	4.32			4.45	4.20
Investment securities	3.96	3.80	3.64	3.53	3.23			3.80	3.01
Loans	7.07	7.03	7.03	6.97	6.79			7.05	6.60
All other interest-earning assets (a)(d)	9.11	10.14	10.22	10.10	9.42			9.80	8.54
Total interest-earning assets	5.55	5.57	5.55	5.53	5.32			5.56	5.01

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.94	2.90	2.85	2.78	2.53			2.90	2.21
Federal funds purchased and securities loaned or
sold under repurchase agreements	5.36	5.47	5.41	5.51	5.50			5.41	5.07
Short-term borrowings	5.38	5.27	5.57	5.55	5.38			5.41	4.88
Trading liabilities - debt and all other interest-bearing liabilities (b)	3.17	3.29	3.50	3.58	3.39			3.31	3.18
Beneficial interests issued by consolidated VIEs	5.27	5.40	5.34	5.36	5.38			5.34	5.00
Long-term debt	5.53	5.61	5.46	5.33	5.33			5.53	5.33
Total interest-bearing liabilities	3.68	3.67	3.59	3.50	3.32			3.65	3.01

INTEREST RATE SPREAD	1.87	1.90	1.96	2.03	2.00			1.91	2.00
NET YIELD ON INTEREST-EARNING ASSETS	2.58	2.62	2.71	2.81	2.72			2.64	2.66
Memo: Net yield on interest-earning assets excluding Markets (e)	3.86	3.86	3.83	3.86	3.89			3.85	3.84
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
OTHER INCOME
Other income - reported (a)	$960	$9,149	$1,128	$696	$614	(90)%	56%	$11,237	$4,913	129%
Fully taxable-equivalent adjustments (a)(b)	541	677	493	1,243	682	(20)	(21)	1,711	2,539	(33)
Other income - managed	$1,501	$9,826	$1,621	$1,939	$1,296	(85)	16	$12,948	$7,452	74

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$19,249	$27,454	$18,852	$14,523	$17,148	(30)	12	$65,555	$54,314	21
Fully taxable-equivalent adjustments	541	677	493	1,243	682	(20)	(21)	1,711	2,539	(33)
Total noninterest revenue - managed	$19,790	$28,131	$19,345	$15,766	$17,830	(30)	11	$67,266	$56,853	18

NET INTEREST INCOME
Net interest income - reported	$23,405	$22,746	$23,082	$24,051	$22,726	3	3	$69,233	$65,216	6
Fully taxable-equivalent adjustments (b)	120	115	121	126	130	4	(8)	356	354	1
Net interest income - managed	$23,525	$22,861	$23,203	$24,177	$22,856	3	3	$69,589	$65,570	6

TOTAL NET REVENUE
Total net revenue - reported	$42,654	$50,200	$41,934	$38,574	$39,874	(15)	7	$134,788	$119,530	13
Fully taxable-equivalent adjustments	661	792	614	1,369	812	(17)	(19)	2,067	2,893	(29)
Total net revenue - managed	$43,315	$50,992	$42,548	$39,943	$40,686	(15)	6	$136,855	$122,423	12

PRE-PROVISION PROFIT
Pre-provision profit - reported	$20,089	$26,487	$19,177	$14,088	$18,117	(24)	11	$65,753	$56,844	16
Fully taxable-equivalent adjustments	661	792	614	1,369	812	(17)	(19)	2,067	2,893	(29)
Pre-provision profit - managed	$20,750	$27,279	$19,791	$15,457	$18,929	(24)	10	$67,820	$59,737	14

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$16,978	$23,435	$17,293	$11,326	$16,733	(28)	1	$57,706	$50,286	15
Fully taxable-equivalent adjustments	661	792	614	1,369	812	(17)	(19)	2,067	2,893	(29)
Income before income tax expense - managed	$17,639	$24,227	$17,907	$12,695	$17,545	(27)	1	$59,773	$53,179	12

INCOME TAX EXPENSE
Income tax expense - reported (a)	$4,080	$5,286	$3,874	$2,019	$3,582	(23)	14	$13,240	$10,041	32
Fully taxable-equivalent adjustments (a)	661	792	614	1,369	812	(17)	(19)	2,067	2,893	(29)
Income tax expense - managed	$4,741	$6,078	$4,488	$3,388	$4,394	(22)	8	$15,307	$12,934	18

OVERHEAD RATIO
Overhead ratio - reported	53%	47%	54%	63%	55%			51%	52%
Overhead ratio - managed	52	47	53	61	53			50	51

(a)Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(b)Predominantly recognized in CIB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q24 Change					2024 Change
	3Q24	2Q24		1Q24	4Q23	3Q23	2Q24	3Q23	2024		2023	2023
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$17,791	$17,701		$17,653	$18,097	$18,362	1%	(3)%	$53,145		$52,051	2%
Commercial & Investment Bank (a)	17,015	17,917		17,584	14,974	15,761	(5)	8	52,516		49,379	6
Asset & Wealth Management	5,439	5,252		5,109	5,095	5,005	4	9	15,800		14,732	7
Corporate	3,070	10,122	(b)	2,202	1,777	1,558	(70)	97	15,394		6,261	146
TOTAL NET REVENUE	$43,315	$50,992		$42,548	$39,943	$40,686	(15)	6	$136,855		$122,423	12

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$9,586	$9,425		$9,297	$9,336	$9,105	2	5	$28,308		$25,483	11
Commercial & Investment Bank (a)	8,751	9,166		8,724	8,169	8,818	(5)	(1)	26,641		25,803	3
Asset & Wealth Management	3,639	3,543		3,460	3,388	3,138	3	16	10,642		9,392	13
Corporate	589	1,579	(c)	1,276	3,593	696	(63)	(15)	3,444	(c)	2,008	72
TOTAL NONINTEREST EXPENSE	$22,565	$23,713		$22,757	$24,486	$21,757	(5)	4	$69,035		$62,686	10

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$8,205	$8,276		$8,356	$8,761	$9,257	(1)	(11)	$24,837		$26,568	(7)
Commercial & Investment Bank (a)	8,264	8,751		8,860	6,805	6,943	(6)	19	25,875		23,576	10
Asset & Wealth Management	1,800	1,709		1,649	1,707	1,867	5	(4)	5,158		5,340	(3)
Corporate	2,481	8,543		926	(1,816)	862	(71)	188	11,950		4,253	181
PRE-PROVISION PROFIT	$20,750	$27,279		$19,791	$15,457	$18,929	(24)	10	$67,820		$59,737	14

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,795	$2,643		$1,913	$2,189	$1,446	6	93	$7,351		$4,710	56
Commercial & Investment Bank (a)	316	384		1	576	(95)	(18)	NM	701		1,515	(54)
Asset & Wealth Management	4	20		(57)	(1)	(13)	(80)	NM	(33)		160	NM
Corporate	(4)	5		27	(2)	46	NM	NM	28		173	(84)
PROVISION FOR CREDIT LOSSES	$3,111	$3,052		$1,884	$2,762	$1,384	2	125	$8,047		$6,558	23

NET INCOME/(LOSS)
Consumer & Community Banking	$4,046	$4,210		$4,831	$4,788	$5,895	(4)	(31)	$13,087		$16,444	(20)
Commercial & Investment Bank (a)	5,691	5,897		6,622	4,177	5,027	(3)	13	18,210		16,095	13
Asset & Wealth Management	1,351	1,263		1,290	1,217	1,417	7	(5)	3,904		4,010	(3)
Corporate	1,810	6,779		676	(875)	812	(73)	123	9,265		3,696	151
TOTAL NET INCOME	$12,898	$18,149		$13,419	$9,307	$13,151	(29)	(2)	$44,466		$40,245	10

(a)Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB"). Refer to Business Segment Results on page 20 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for additional information.
(b)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(c)Included $1.0 billion contribution of Visa shares to the JPMorgan Chase Foundation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2024
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,				2024 Change
	2024		2024	2024	2023	2023	2024	2023	2024		2023	2023
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$272,988	(c)	$267,196	$257,569	$250,585	$241,825	2%	13%
Tier 1 capital	292,366	(c)	290,442	280,771	277,306	268,579	1	9
Total capital	324,642	(c)	322,175	312,149	308,497	300,859	1	8
Risk-weighted assets	1,783,831	(c)	1,743,481	1,712,081	1,671,995	1,692,219	2	5
CET1 capital ratio	15.3%	(c)	15.3%	15.0%	15.0%	14.3%
Tier 1 capital ratio	16.4	(c)	16.7	16.4	16.6	15.9
Total capital ratio	18.2	(c)	18.5	18.2	18.5	17.8

Advanced
CET1 capital	$272,988	(c)	$267,196	$257,569	$250,585	$241,825	2	13
Tier 1 capital	292,366	(c)	290,442	280,771	277,306	268,579	1	9
Total capital	310,821	(c)	308,639	298,766	295,417	287,560	1	8
Risk-weighted assets	1,765,597	(c)	1,726,204	1,681,317	1,669,156	1,671,593	2	6
CET1 capital ratio	15.5%	(c)	15.5%	15.3%	15.0%	14.5%
Tier 1 capital ratio	16.6	(c)	16.8	16.7	16.6	16.1
Total capital ratio	17.6	(c)	17.9	17.8	17.7	17.2

Leverage-based capital metrics
Adjusted average assets (b)	$4,122,364	(c)	$4,016,654	$3,913,677	$3,831,200	$3,785,641	3	9
Tier 1 leverage ratio	7.1%	(c)	7.2%	7.2%	7.2%	7.1%

Total leverage exposure	$4,893,156	(c)	$4,768,202	$4,634,634	$4,540,465	$4,500,253	3	9
SLR	6.0%	(c)	6.1%	6.1%	6.1%	6.0%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$543,703	(c)	$533,949	$520,386	$513,799	$496,183	2	10

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$267,196		$257,569	$250,585	$241,825	$235,827	4	13	$250,585		$218,934	14%
Net income applicable to common equity	12,612		17,832	13,022	8,921	12,765	(29)	(1)	43,466		39,130	11
Dividends declared on common stock	(3,570)		(3,322)	(3,348)	(3,064)	(3,080)	(7)	(16)	(10,240)		(8,991)	(14)
Net purchase of treasury stock	(6,372)		(5,321)	(1,829)	(2,240)	(2,337)	(20)	(173)	(13,522)		(6,641)	(104)
Changes in additional paid-in capital	310		425	(225)	229	321	(27)	(3)	510		855	(40)
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	2,297		108	141	4,362	(1,950)	NM	NM	2,546		1,019	150
Translation adjustments, net of hedges	389		(156)	(204)	402	(340)	NM	NM	29		(73)	NM
Fair value hedges	(20)		8	(21)	(86)	(5)	NM	(300)	(33)		(15)	(120)
Defined benefit pension and other postretirement employee benefit plans	(28)		(3)	26	455	(21)	NM	(33)	(5)		(82)	94
Changes related to other CET1 capital adjustments	174	(c)	56	(578)	(219)	645	211	(73)	(348)	(c)	(2,311)	85
Change in Standardized/Advanced CET1 capital	5,792	(c)	9,627	6,984	8,760	5,998	(40)	(3)	22,403	(c)	22,891	(2)
Standardized/Advanced CET1 capital, ending balance	$272,988	(c)	$267,196	$257,569	$250,585	$241,825	2	13	$272,988	(c)	$241,825	13

(a)The capital metrics reflect the CECL capital transition provisions. As of September 30, 2024, June 30, 2024 and March 31, 2024, CET1 capital reflected the remaining $720 million CECL benefit; as of December 31, 2023 and September 30, 2023, CET1 capital reflected a $1.4 billion benefit. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, and Note 27 of the Firm’s 2023 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Sep 30, 2024
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2024 Change
	2024	2024	2024	2023	2023	2024	2023	2024	2023	2023
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$324,186	$316,652	$306,737	$300,474	$289,967	2%	12%
Less: Goodwill	52,711	52,620	52,636	52,634	52,492	—	—
Less: Other intangible assets	2,991	3,058	3,133	3,225	3,309	(2)	(10)
Add: Certain deferred tax liabilities (b)	2,962	2,969	2,981	2,996	3,025	—	(2)
Total tangible common equity	$271,446	$263,943	$253,949	$247,611	$237,191	3	14

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$321,894	$308,763	$300,277	$294,062	$284,798	4	13	$310,353	$278,010	12%
Less: Goodwill	52,658	52,618	52,614	52,538	52,427	—	—	52,630	52,164	1
Less: Other intangible assets	3,007	3,086	3,157	3,254	3,511	(3)	(14)	3,083	2,342	32
Add: Certain deferred tax liabilities (b)	2,963	2,975	2,988	2,992	3,080	—	(4)	2,976	2,846	5
Total tangible common equity	$269,192	$256,034	$247,494	$241,262	$231,940	5	16	$257,616	$226,350	14

INTANGIBLE ASSETS (period-end)
Goodwill	$52,711	$52,620	$52,636	$52,634	$52,492	—	—
Mortgage servicing rights	8,753	8,847	8,605	8,522	9,109	(1)	(4)
Other intangible assets	2,991	3,058	3,133	3,225	3,309	(2)	(10)
Total intangible assets	$64,455	$64,525	$64,374	$64,381	$64,910	—	(1)

(a)Refer to page 28 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q24 Change				2024 Change
	3Q24		2Q24	1Q24		4Q23	3Q23	2Q24	3Q23	2024	2023	2023
EARNINGS PER SHARE
Basic earnings per share
Net income	$12,898		$18,149	$13,419		$9,307	$13,151	(29)%	(2)%	$44,466	$40,245	10%
Less: Preferred stock dividends	286		317	397		386	386	(10)	(26)	1,000	1,115	(10)
Net income applicable to common equity	12,612		17,832	13,022		8,921	12,765	(29)	(1)	43,466	39,130	11
Less: Dividends and undistributed earnings allocated to
participating securities	75		114	80		51	80	(34)	(6)	267	241	11
Net income applicable to common stockholders	$12,537		$17,718	$12,942		$8,870	$12,685	(29)	(1)	$43,199	$38,889	11

Total weighted-average basic shares outstanding	2,860.6		2,889.8	2,908.3		2,914.4	2,927.5	(1)	(2)	2,886.2	2,946.6	(2)
Net income per share	$4.38		$6.13	$4.45		$3.04	$4.33	(29)	1	$14.97	$13.20	13

Diluted earnings per share
Net income applicable to common stockholders	$12,537		$17,718	$12,942		$8,870	$12,685	(29)	(1)	$43,199	$38,889	11
Total weighted-average basic shares outstanding	2,860.6		2,889.8	2,908.3		2,914.4	2,927.5	(1)	(2)	2,886.2	2,946.6	(2)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	5.3		5.1	4.5		4.7	4.6	4	15	5.0	4.4	14
Total weighted-average diluted shares outstanding	2,865.9		2,894.9	2,912.8		2,919.1	2,932.1	(1)	(2)	2,891.2	2,951.0	(2)
Net income per share	$4.37		$6.12	$4.44		$3.04	$4.33	(29)	1	$14.94	$13.18	13

COMMON DIVIDENDS
Cash dividends declared per share	$1.25	(c)	$1.15	$1.15	(d)	$1.05	$1.05	9	19	$3.55	$3.05	16
Dividend payout ratio	28%		19%	26%		34%	24%			24%	23%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	30.3		27.0	15.9		15.2	15.6	12	94	73.2	54.3	35
Average price paid per share of common stock	$209.61		$196.83	$179.50		$151.02	$151.46	6	38	$198.37	$139.87	42
Aggregate repurchases of common stock	6,361		5,318	2,849		2,301	2,364	20	169	14,528	7,597	91

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.5		0.5	10.9		0.8	0.6	—	(17)	11.9	11.1	7
Net impact of employee issuances on stockholders’ equity (b)	$354		$459	$801		$308	$368	(23)	(4)	$1,614	$1,863	(13)

(a)Effective July 1, 2024, the Firm’s Board of Directors had authorized a common share repurchase program of $30 billion that replaced the previous repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of SARs.
(c)On September 17, 2024, the Board of Directors declared a quarterly common stock dividend of $1.25 per share.
(d)On March 19, 2024, the Board of Directors declared a quarterly common stock dividend of $1.15 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change					2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023		2023
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$863	$830	$822	$856	$836	4%	3%	$2,515	$2,500		1%
Asset management fees	1,022	978	947	899	891	4	15	2,947	2,383		24
Mortgage fees and related income	390	346	274	261	417	13	(6)	1,010	914		11
Card income	743	741	682	684	626	—	19	2,166	1,848		17
All other income (a)	1,196	1,101	1,220	1,270	1,212	9	(1)	3,517	3,503		—
Noninterest revenue	4,214	3,996	3,945	3,970	3,982	5	6	12,155	11,148		9
Net interest income	13,577	13,705	13,708	14,127	14,380	(1)	(6)	40,990	40,903		—
TOTAL NET REVENUE	17,791	17,701	17,653	18,097	18,362	1	(3)	53,145	52,051		2

Provision for credit losses	2,795	2,643	1,913	2,189	1,446	6	93	7,351	4,710		56

NONINTEREST EXPENSE
Compensation expense	4,275	4,240	4,229	4,023	3,975	1	8	12,744	11,148		14
Noncompensation expense (b)	5,311	5,185	5,068	5,313	5,130	2	4	15,564	14,335		9
TOTAL NONINTEREST EXPENSE	9,586	9,425	9,297	9,336	9,105	2	5	28,308	25,483	(d)	11

Income before income tax expense	5,410	5,633	6,443	6,572	7,811	(4)	(31)	17,486	21,858		(20)
Income tax expense	1,364	1,423	1,612	1,784	1,916	(4)	(29)	4,399	5,414		(19)
NET INCOME	$4,046	$4,210	$4,831	$4,788	$5,895	(4)	(31)	$13,087	$16,444		(20)

REVENUE BY BUSINESS
Banking & Wealth Management	$10,090	$10,375	$10,324	$10,877	$11,345	(3)	(11)	$30,789	$32,322		(5)
Home Lending	1,295	1,319	1,186	1,161	1,252	(2)	3	3,800	2,979		28
Card Services & Auto	6,406	6,007	6,143	6,059	5,765	7	11	18,556	16,750		11

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	154	157	130	82	162	(2)	(5)	441	339		30
Net mortgage servicing revenue (c)	236	189	144	179	255	25	(7)	569	575		(1)
Mortgage fees and related income	$390	$346	$274	$261	$417	13	(6)	$1,010	$914		11

FINANCIAL RATIOS
ROE	29%	30%	35%	33%	41%			31%	40%
Overhead ratio	54	53	53	52	50			53	49

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $699 million, $682 million, $665 million, $666 million and $685 million for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively, and $2.0 billion and $2.1 billion for the nine months ended September 30, 2024 and 2023, respectively.
(b)Included depreciation expense on leased assets of $387 million, $430 million, $427 million, $425 million and $458 million for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively, and $1.2 billion and $1.3 billion for the nine months ended September 30, 2024 and 2023, respectively.
(c)Included MSR risk management results of $100 million, $39 million, $(1) million, $7 million and $111 million for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively, and $138 million and $124 million for the nine months ended September 30, 2024 and 2023, respectively.
(d)In the second quarter of 2023, substantially all of the expense associated with First Republic was reported in Corporate. Commencing in the third quarter of 2023, the expense has been aligned to the appropriate LOB.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23		3Q23	2Q24	3Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$633,038	$638,493	$629,122	$642,951		$626,196	(1)%	1%	$633,038	$626,196	1%

Loans:
Banking & Wealth Management	31,614	31,078	31,266	31,142		30,574	2	3	31,614	30,574	3
Home Lending (a)	247,663	250,032	254,243	259,181		261,858	(1)	(5)	247,663	261,858	(5)
Card Services	219,671	216,213	206,823	211,175		196,955	2	12	219,671	196,955	12
Auto	73,215	75,310	76,508	77,705		74,831	(3)	(2)	73,215	74,831	(2)
Total loans	572,163	572,633	568,840	579,203		564,218	—	1	572,163	564,218	1

Deposits	1,054,027	1,069,753	1,105,583	1,094,738	(c)	1,136,884	(1)	(7)	1,054,027	1,136,884	(7)
Equity	54,500	54,500	54,500	55,500		55,500	—	(2)	54,500	55,500	(2)

SELECTED BALANCE SHEET DATA (average)
Total assets	$631,117	$628,757	$627,862	$629,744		$622,760	—	1	$629,252	$569,076	11

Loans:
Banking & Wealth Management	30,910	31,419	31,241	30,718		30,686	(2)	1	31,189	29,947	4
Home Lending (b)	250,581	254,385	257,866	261,394		264,041	(1)	(5)	254,264	222,248	14
Card Services	217,327	210,119	204,701	202,685		195,245	3	11	210,740	187,629	12
Auto	73,675	75,804	77,268	76,409		74,358	(3)	(1)	75,575	71,416	6
Total loans	572,493	571,727	571,076	571,206		564,330	—	1	571,768	511,240	12

Deposits	1,053,701	1,073,544	1,079,243	1,092,432	(c)	1,143,539	(2)	(8)	1,068,774	1,138,050	(6)
Equity	54,500	54,500	54,500	55,500		55,500	—	(2)	54,500	53,962	1

Employees	143,964	143,412	142,758	141,640		141,125	—	2	143,964	141,125	2

(a)At September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, Home Lending loans held-for-sale and loans at fair value were $6.9 billion, $5.9 billion, $4.8 billion, $3.4 billion and $4.1 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $8.4 billion, $7.7 billion, $4.7 billion, $4.7 billion and $5.7 billion for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively, and $6.9 billion and $4.8 billion for the nine months ended September 30, 2024 and 2023, respectively.
(c)In the fourth quarter of 2023, CCB transferred approximately $18.8 billion of deposits associated with First Republic to AWM and CIB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,252	$3,413	$3,647	$3,740	$3,690	(5)%	(12)%	$3,252	$3,690	(12)%

Net charge-offs/(recoveries)
Banking & Wealth Management	82	176	79	81	88	(53)	(7)	337	259	30
Home Lending	(44)	(40)	(7)	6	(16)	(10)	(175)	(91)	(62)	(47)
Card Services	1,768	1,830	1,688	1,426	1,227	(3)	44	5,286	3,273	62
Auto	113	98	119	125	100	15	13	330	232	42
Total net charge-offs/(recoveries)	$1,919	$2,064	$1,879	$1,638	$1,399	(7)	37	$5,862	$3,702	58
Net charge-off/(recovery) rate
Banking & Wealth Management	1.06%	2.25%	1.02%	1.05%	1.14%			1.44%	1.16%
Home Lending	(0.07)	(0.07)	(0.01)	0.01	(0.02)			(0.05)	(0.04)
Card Services	3.24	3.50	3.32	2.79	2.49			3.35	2.33
Auto	0.62	0.52	0.62	0.65	0.53			0.59	0.43
Total net charge-off/(recovery) rate	1.35	1.47	1.33	1.15	0.99			1.39	0.98

30+ day delinquency rate
Home Lending (b)	0.77%	0.70%	0.70%	0.66%	0.59%			0.77%	0.59%
Card Services	2.20	2.08	2.23	2.14	1.94			2.20	1.94
Auto	1.23	1.12	1.03	1.19	1.13			1.23	1.13

90+ day delinquency rate - Card Services	1.10	1.07	1.16	1.05	0.94			1.10	0.94

Allowance for loan losses
Banking & Wealth Management	$709	$685	$706	$685	$686	4	3	$709	$686	3
Home Lending	447	437	432	578	573	2	(22)	447	573	(22)
Card Services	14,106	13,206	12,606	12,453	11,901	7	19	14,106	11,901	19
Auto	692	742	742	742	742	(7)	(7)	692	742	(7)
Total allowance for loan losses	$15,954	$15,070	$14,486	$14,458	$13,902	6	15	$15,954	$13,902	15

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, mortgage loans 90 or more days past due and insured by U.S. government agencies were $88 million, $96 million, $107 million, $123 million and $123 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $126 million, $137 million, $147 million, $176 million and $175 million, respectively. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
BUSINESS METRICS
Number of:
Branches	4,906	4,884	4,907	4,897	4,863	—%	1%	4,906	4,863	1%
Active digital customers (in thousands) (a)	70,063	69,011	68,496	66,983	66,765	2	5	70,063	66,765	5
Active mobile customers (in thousands) (b)	56,985	55,564	54,674	53,828	53,221	3	7	56,985	53,221	7

Debit and credit card sales volume (in billions)	$453.4	$453.7	$420.7	$441.0	$426.3	—	6	$1,327.8	$1,237.6	7
Total payments transaction volume (in trillions) (c)	1.7	1.6	1.5	1.5	1.5	6	13	4.8	4.4	9

Banking & Wealth Management
Average deposits	$1,037,953	$1,058,914	$1,065,562	$1,077,725	$1,127,807	(2)	(8)	$1,054,084	$1,123,126	(6)
Deposit margin	2.60%	2.72%	2.71%	2.82%	2.92%			2.68%	2.84%
Business Banking average loans	$19,472	$19,461	$19,447	$19,511	$19,520	—	—	$19,460	$19,676	(1)
Business Banking origination volume	1,091	1,312	1,130	1,130	1,321	(17)	(17)	3,533	3,623	(2)
Client investment assets (d)	1,067,931	1,013,680	1,010,315	951,115	882,253	5	21	1,067,931	882,253	21
Number of client advisors	5,775	5,672	5,571	5,456	5,424	2	6	5,775	5,424	6

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$6.5	$6.9	$4.4	$4.7	$6.8	(6)	(4)	$17.8	$17.7	1
Correspondent	4.9	3.8	2.2	2.5	4.2	29	17	10.9	10.2	7
Total mortgage origination volume (e)	$11.4	$10.7	$6.6	$7.2	$11.0	7	4	$28.7	$27.9	3
Third-party mortgage loans serviced (period-end)	656.1	642.8	626.2	631.2	637.8	2	3	656.1	637.8	3
MSR carrying value (period-end)	8.7	8.8	8.6	8.5	9.1	(1)	(4)	8.7	9.1	(4)

Card Services
Sales volume, excluding commercial card (in billions)	$316.6	$316.6	$291.0	$307.2	$296.2	—	7	$924.2	$856.4	8
Net revenue rate	9.91%	9.61%	10.09%	9.82%	9.60%			9.87%	9.69%
Net yield on average loans	9.71	9.46	9.90	9.70	9.54			9.69	9.58

Auto
Loan and lease origination volume (in billions)	$10.0	$10.8	$8.9	$9.9	$10.2	(7)	(2)	$29.7	$31.4	(5)
Average auto operating lease assets	11,192	10,693	10,435	10,440	10,701	5	5	10,775	11,081	(3)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(e)Firmwide mortgage origination volume was $13.3 billion, $12.3 billion, $7.6 billion, $8.6 billion and $13.0 billion for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively, and $33.2 billion and $32.8 billion for the nine months ended September 30, 2024 and 2023, respectively.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
INCOME STATEMENT
REVENUE
Investment banking fees	$2,267	$2,356	$2,014	$1,667	$1,729	(4)%	31%	$6,637	$4,964	34%
Principal transactions	5,899	6,691	6,634	3,649	5,971	(12)	(1)	19,224	20,145	(5)
Lending- and deposit-related fees	997	924	973	909	966	8	3	2,894	2,514	15
Commissions and other fees	1,349	1,337	1,272	1,208	1,184	1	14	3,958	3,671	8
Card income	589	579	525	552	572	2	3	1,693	1,661	2
All other income	521	857	743	1,041	420	(39)	24	2,121	1,828	16
Noninterest revenue	11,622	12,744	12,161	9,026	10,842	(9)	7	36,527	34,783	5
Net interest income	5,393	5,173	5,423	5,948	4,919	4	10	15,989	14,596	10
TOTAL NET REVENUE (a)	17,015	17,917	17,584	14,974	15,761	(5)	8	52,516	49,379	6

Provision for credit losses	316	384	1	576	(95)	(18)	NM	701	1,515	(54)

NONINTEREST EXPENSE
Compensation expense	4,510	4,752	4,896	4,107	4,155	(5)	9	14,158	12,998	9
Noncompensation expense	4,241	4,414	3,828	4,062	4,663	(4)	(9)	12,483	12,805	(3)
TOTAL NONINTEREST EXPENSE	8,751	9,166	8,724	8,169	8,818	(5)	(1)	26,641	25,803	3

Income before income tax expense	7,948	8,367	8,859	6,229	7,038	(5)	13	25,174	22,061	14
Income tax expense	2,257	2,470	2,237	2,052	2,011	(9)	12	6,964	5,966	17
NET INCOME	$5,691	$5,897	$6,622	$4,177	$5,027	(3)	13	$18,210	$16,095	13

FINANCIAL RATIOS
ROE	17%	17%	20%	11%	14%			18%	15%
Overhead ratio	51	51	50	55	56			51	52
Compensation expense as percentage of total net revenue	27	27	28	27	26			27	26

REVENUE BY BUSINESS
Investment Banking	$2,354	$2,464	$2,216	$1,783	$1,818	(4)	29	$7,034	$5,293	33
Payments	4,370	4,546	4,466	4,456	4,217	(4)	4	13,382	13,362	—
Lending	1,894	1,936	1,724	1,763	1,934	(2)	(2)	5,554	5,133	8
Other	28	4	(3)	36	24	NM	17	29	71	(59)
Total Banking & Payments	8,646	8,950	8,403	8,038	7,993	(3)	8	25,999	23,859	9
Fixed Income Markets	4,530	4,822	5,327	4,068	4,548	(6)	—	14,679	14,909	(2)
Equity Markets	2,622	2,971	2,686	1,779	2,069	(12)	27	8,279	7,208	15
Securities Services	1,326	1,261	1,183	1,191	1,212	5	9	3,770	3,581	5
Credit Adjustments & Other (b)	(109)	(87)	(15)	(102)	(61)	(25)	(79)	(211)	(178)	(19)
Total Markets & Securities Services	8,369	8,967	9,181	6,936	7,768	(7)	8	26,517	25,520	4
TOTAL NET REVENUE	$17,015	$17,917	$17,584	$14,974	$15,761	(5)	8	$52,516	$49,379	6

Banking & Payments revenue by client coverage segment (c)
Global Corporate Banking & Global Investment Banking	$6,139	$6,141	$5,820	$5,415	$5,469	—%	12%	$18,100	$16,285	11%
Commercial Banking	2,891	2,860	2,837	2,949	2,874	1	1	8,588	8,101	6
Middle Market Banking	1,931	1,936	1,927	2,010	1,949	—	(1)	5,794	5,730	1
Commercial Real Estate Banking	960	924	910	939	925	4	4	2,794	2,371	18
Other	(384)	(51)	(254)	(326)	(350)	NM	(10)	(689)	(527)	(31)
Total Banking & Payments revenue	$8,646	$8,950	$8,403	$8,038	$7,993	(3)	8	$25,999	$23,859	9

(a)Included tax equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, and the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $607 million, $737 million, $557 million, $1.3 billion and $746 million for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively, and $1.9 billion and $2.7 billion for the nine months ended September 30, 2024 and 2023, respectively. Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)Refer to page 29 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for a description of each of the client coverage segments.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)
	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23		3Q23	2Q24	3Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,029,277	$1,939,038	$1,898,251	$1,638,493		$1,746,598	5%	16%	$2,029,277	$1,746,598	16%
Loans:
Loans retained	483,915	475,880	475,454	475,186		475,644	2	2	483,915	475,644	2
Loans held-for-sale and loans at fair value (a)	47,728	41,737	40,746	39,464		39,984	14	19	47,728	39,984	19
Total loans	531,643	517,617	516,200	514,650		515,628	3	3	531,643	515,628	3

Equity	132,000	132,000	132,000	138,000		138,000	—	(4)	132,000	138,000	(4)

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking	$134,487	$132,592	$129,179	$128,097		$130,133	1	3	$134,487	$130,133	3
Commercial Banking	218,733	220,222	223,474	221,550		222,368	(1)	(2)	218,733	222,368	(2)
Middle Market Banking	73,782	75,488	79,207	78,043		78,955	(2)	(7)	73,782	78,955	(7)
Commercial Real Estate Banking	144,951	144,734	144,267	143,507		143,413	—	1	144,951	143,413	1
Other	263	266	588	526		291	(1)	(10)	263	291	(10)
Total Banking & Payments loans	353,483	353,080	353,241	350,173		352,792	—	—	353,483	352,792	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,993,322	$1,915,880	$1,794,118	$1,703,717		$1,725,146	4	16	$1,901,443	$1,721,149	10
Trading assets - debt and equity instruments	663,302	638,473	580,899	490,268		522,843	4	27	627,689	515,036	22
Trading assets - derivative receivables	54,133	58,850	57,268	62,481		65,800	(8)	(18)	56,741	64,327	(12)
Loans:
Loans retained	476,256	471,861	471,187	473,879		475,285	1	—	473,113	452,497	5
Loans held-for-sale and loans at fair value (a)	44,868	42,868	43,537	40,415		40,605	5	10	43,762	41,051	7
Total loans	521,124	514,729	514,724	514,294		515,890	1	1	516,875	493,548	5

Deposits	1,064,402	1,046,993	1,045,788	1,032,226	(c)	988,765	2	8	1,052,438	984,188	7
Equity	132,000	132,000	132,000	138,000		138,000	—	(4)	132,000	137,340	(4)

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking	$128,747	$130,320	$127,403	$130,287		$132,394	(1)	(3)	$128,824	$131,548	(2)
Commercial Banking	219,406	220,767	222,323	222,057		221,729	(1)	(1)	220,826	204,926	8
Middle Market Banking	74,660	76,229	78,364	78,601		78,774	(2)	(5)	76,411	76,634	—
Commercial Real Estate Banking	144,746	144,538	143,959	143,456		142,955	—	1	144,415	128,292	13
Other	277	360	590	449		435	(23)	(36)	408	291	40
Total Banking & Payments loans	348,430	351,447	350,316	352,793		354,558	(1)	(2)	350,058	336,765	4

Employees	93,754	93,387	92,478	92,271		92,181	—	2	93,754	92,181	2

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 29 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for a description of each of the client coverage segments.
(c)In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$156	$164	$69	$247	$98	(5)	59	$389	$341	14

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	2,857	2,631	2,146	1,675	1,867	9	53	2,857	1,867	53
Nonaccrual loans held-for-sale and loans at fair value (b)	1,187	988	1,093	828	825	20	44	1,187	825	44
Total nonaccrual loans	4,044	3,619	3,239	2,503	2,692	12	50	4,044	2,692	50

Derivative receivables	210	290	293	364	293	(28)	(28)	210	293	(28)
Assets acquired in loan satisfactions	216	220	159	169	173	(2)	25	216	173	25
Total nonperforming assets	4,470	4,129	3,691	3,036	3,158	8	42	4,470	3,158	42

Allowance for credit losses:
Allowance for loan losses	7,427	7,344	7,291	7,326	7,135	1	4	7,427	7,135	4
Allowance for lending-related commitments	2,013	1,930	1,785	1,849	1,940	4	4	2,013	1,940	4
Total allowance for credit losses	9,440	9,274	9,076	9,175	9,075	2	4	9,440	9,075	4

Net charge-off/(recovery) rate (c)	0.13%	0.14%	0.06%	0.21%	0.08%			0.11%	0.10%

Allowance for loan losses to period-end loans retained	1.53	1.54	1.53	1.54	1.50			1.53	1.50

Allowance for loan losses to nonaccrual loans retained (a)	260	279	340	437	382			260	382
Nonaccrual loans to total period-end loans	0.76	0.70	0.63	0.49	0.52			0.76	0.52

.
(a)Allowance for loan losses of $366 million, $452 million, $375 million, $251 million and $346 million were held against these nonaccrual loans at September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively.
(b)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, mortgage loans 90 or more days past due and insured by U.S. government agencies were $38 million, $42 million, $50 million, $59 million and $65 million, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
BUSINESS METRICS
Advisory	$847	$785	$598	$751	$767	8%	10%	$2,230	$2,063	8%
Equity underwriting	344	495	355	324	274	(31)	26	1,194	827	44
Debt underwriting	1,076	1,076	1,061	592	688	—	56	3,213	2,074	55
Total investment banking fees	$2,267	$2,356	$2,014	$1,667	$1,729	(4)	31	$6,637	$4,964	34

Client deposits and other third-party liabilities (average) (a)	966,025	936,725	931,603	928,561	900,292	3	7	944,862	907,567	4

Assets under custody (“AUC”) (period-end) (in billions)	$35,832	$34,024	$33,985	$32,392	$29,725	5	21	$35,832	$29,725	21

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$37	$31	$35	$35	$49	19	(24)
Foreign exchange	15	18	13	10	17	(17)	(12)
Equities	8	7	6	5	7	14	14
Commodities and other	8	9	7	8	10	(11)	(20)
Diversification benefit to CIB trading VaR (d)	(33)	(32)	(29)	(29)	(48)	(3)	31
CIB trading VaR (c)	35	33	32	29	35	6	—
Credit Portfolio VaR (e)	21	21	24	16	15	—	40
Diversification benefit to CIB VaR (d)	(14)	(16)	(15)	(13)	(12)	13	(17)
CIB VaR	$42	$38	$41	$32	$38	11	11

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)The impact of the CIB business segment reorganization was not material to Total CIB VaR. Prior periods have not been revised. Refer to Business Segment Results on page 20 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for additional information.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2023 Form 10-K for further information and pages 79–81 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q24 Change					2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23		2Q24	3Q23	2024	2023		2023
INCOME STATEMENT
REVENUE
Asset management fees	$3,427	$3,304	$3,170	$3,137	$2,975	(a)	4%	15%	$9,901	$8,689	(a)	14%
Commissions and other fees	224	232	193	153	190	(a)	(3)	18	649	544	(a)	19
All other income	148	97	151	148	266		53	(44)	396	889		(55)
Noninterest revenue	3,799	3,633	3,514	3,438	3,431		5	11	10,946	10,122		8
Net interest income	1,640	1,619	1,595	1,657	1,574		1	4	4,854	4,610		5
TOTAL NET REVENUE	5,439	5,252	5,109	5,095	5,005		4	9	15,800	14,732		7

Provision for credit losses	4	20	(57)	(1)	(13)		(80)	NM	(33)	160		NM

NONINTEREST EXPENSE
Compensation expense	1,994	1,960	1,972	1,857	1,777		2	12	5,926	5,258		13
Noncompensation expense	1,645	1,583	1,488	1,531	1,361		4	21	4,716	4,134		14
TOTAL NONINTEREST EXPENSE	3,639	3,543	3,460	3,388	3,138		3	16	10,642	9,392		13

Income before income tax expense	1,796	1,689	1,706	1,708	1,880		6	(4)	5,191	5,180		—
Income tax expense	445	426	416	491	463		4	(4)	1,287	1,170		10
NET INCOME	$1,351	$1,263	$1,290	$1,217	$1,417		7	(5)	$3,904	$4,010		(3)

REVENUE BY LINE OF BUSINESS
Asset Management	$2,525	$2,437	$2,326	$2,403	$2,164		4	17	$7,288	$6,726		8
Global Private Bank	2,914	2,815	2,783	2,692	2,841		4	3	8,512	8,006		6
TOTAL NET REVENUE	$5,439	$5,252	$5,109	$5,095	$5,005		4	9	$15,800	$14,732		7

FINANCIAL RATIOS
ROE	34%	32%	33%	28%	32%				33%	32%
Overhead ratio	67	67	68	66	63				67	64
Pretax margin ratio:
Asset Management	32	30	28	29	29				30	31
Global Private Bank	34	34	38	37	44				35	38
Asset & Wealth Management	33	32	33	34	38				33	35

Employees	29,112	28,579	28,670	28,485	28,083		2	4	29,112	28,083		4

Number of Global Private Bank client advisors	3,753	3,509	3,536	3,515	3,443		7	9	3,753	3,443		9

(a)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23		3Q23	2Q24	3Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$253,750	$247,353	$240,555	$245,512		$249,866	3%	2%	$253,750	$249,866	2%
Loans	233,903	228,042	222,472	227,929		228,114	3	3	233,903	228,114	3
Deposits	248,984	236,492	230,413	233,232	(a)	215,152	5	16	248,984	215,152	16
Equity	15,500	15,500	15,500	17,000		17,000	—	(9)	15,500	17,000	(9)

SELECTED BALANCE SHEET DATA (average)
Total assets	$247,768	$242,155	$241,384	$247,202		$245,616	2	1	$243,784	$237,870	2
Loans	229,299	224,122	223,429	227,042		223,760	2	2	225,630	218,278	3
Deposits	236,470	227,423	227,723	226,640	(a)	201,975	4	17	230,560	212,652	8
Equity	15,500	15,500	15,500	17,000		17,000	—	(9)	15,500	16,560	(6)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$12	$3	$8	$12		$1	300	NM	$23	$1	NM

Nonaccrual loans	764	745	769	650		621	3	23	764	621	23

Allowance for credit losses:
Allowance for loan losses	566	575	571	633		642	(2)	(12)	566	642	(12)
Allowance for lending-related commitments	38	40	27	28		32	(5)	19	38	32	19
Total allowance for credit losses	604	615	598	661		674	(2)	(10)	604	674	(10)

Net charge-off/(recovery) rate	0.02%	0.01%	0.01%	0.02%		—%			0.01%	—%

Allowance for loan losses to period-end loans	0.24	0.25	0.26	0.28		0.28			0.24	0.28

Allowance for loan losses to nonaccrual loans	74	77	74	97		103			74	103
Nonaccrual loans to period-end loans	0.33	0.33	0.35	0.29		0.27			0.33	0.27

(a)In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2024
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2024 Change
CLIENT ASSETS	2024	2024	2024	2023	2023	2024	2023	2024	2023	2023
Assets by asset class
Liquidity	$983	$953	$927	$926	$867	3%	13%	$983	$867	13%
Fixed income	854	785	762	751	707	9	21	854	707	21
Equity	1,094	1,017	964	868	780	8	40	1,094	780	40
Multi-asset	763	719	711	680	626	6	22	763	626	22
Alternatives	210	208	200	197	206	1	2	210	206	2
TOTAL ASSETS UNDER MANAGEMENT	3,904	3,682	3,564	3,422	3,186	6	23	3,904	3,186	23
Custody/brokerage/administration/deposits	1,817	1,705	1,655	1,590	1,458	7	25	1,817	1,458	25
TOTAL CLIENT ASSETS (a)	$5,721	$5,387	$5,219	$5,012	$4,644	6	23	$5,721	$4,644	23

Assets by client segment
Private Banking	$1,182	$1,097	$1,052	$974	$888	8	33	$1,182	$888	33
Global Institutional	1,622	1,540	1,494	1,488	1,424	5	14	1,622	1,424	14
Global Funds	1,100	1,045	1,018	960	874	5	26	1,100	874	26
TOTAL ASSETS UNDER MANAGEMENT	$3,904	$3,682	$3,564	$3,422	$3,186	6	23	$3,904	$3,186	23

Private Banking	$2,873	$2,681	$2,599	$2,452	$2,249	7	28	$2,873	$2,249	28
Global Institutional	1,739	1,654	1,595	1,594	1,514	5	15	1,739	1,514	15
Global Funds	1,109	1,052	1,025	966	881	5	26	1,109	881	26
TOTAL CLIENT ASSETS (a)	$5,721	$5,387	$5,219	$5,012	$4,644	6	23	$5,721	$4,644	23

Assets under management rollforward
Beginning balance	$3,682	$3,564	$3,422	$3,186	$3,188			$3,422	$2,766
Net asset flows:
Liquidity	34	16	(4)	49	40			46	193
Fixed income	37	22	14	6	1			73	64
Equity	21	31	21	12	16			73	58
Multi-asset	10	(3)	(2)	(1)	1			5	2
Alternatives	4	2	1	(5)	2			7	4
Market/performance/other impacts	116	50	112	175	(62)			278	99
Ending balance	$3,904	$3,682	$3,564	$3,422	$3,186			$3,904	$3,186

Client assets rollforward
Beginning balance	$5,387	$5,219	$5,012	$4,644	$4,558			$5,012	$4,048
Net asset flows	140	79	43	94	132			262	396
Market/performance/other impacts	194	89	164	274	(46)			447	200
Ending balance	$5,721	$5,387	$5,219	$5,012	$4,644			$5,721	$4,644

SELECTED FIRMWIDE METRICS
Wealth Management
Client assets (in billions) (b)	$3,648	$3,427	$3,360	$3,177	$2,929	6	25	$3,648	$2,929	25
Number of client advisors	9,528	9,181	9,107	8,971	8,867	4	7	9,528	8,867	7
(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)Consists of Global Private Bank in AWM and client investment assets in J.P. Morgan Wealth Management in CCB.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q24 Change						2024 Change
	3Q24	2Q24		1Q24		4Q23		3Q23	2Q24	3Q23	2024		2023		2023
INCOME STATEMENT
REVENUE
Principal transactions	$(1)	$60		$65		$(21)		$128	NM	NM	$124		$323		(62)%
Investment securities losses	(16)	(546)		(366)		(743)		(669)	97%	98%	(928)		(2,437)		62
All other income	172	8,244	(e)	26		96		116	(98)	48	8,442		2,914		190
Noninterest revenue	155	7,758		(275)		(668)		(425)	(98)	NM	7,638		800		NM
Net interest income	2,915	2,364		2,477		2,445		1,983	23	47	7,756		5,461		42
TOTAL NET REVENUE (a)	3,070	10,122		2,202		1,777		1,558	(70)	97	15,394		6,261		146

Provision for credit losses	(4)	5		27		(2)		46	NM	NM	28		173		(84)

NONINTEREST EXPENSE	589	1,579	(f)	1,276	(g)	3,593	(g)	696	(63)	(15)	3,444	(f)(g)	2,008	(i)	72
Income/(loss) before income tax expense/(benefit)	2,485	8,538		899		(1,814)		816	(71)	205	11,922		4,080		192
Income tax expense/(benefit)	675	1,759		223		(939)	(h)	4	(62)	NM	2,657		384		NM
NET INCOME/(LOSS)	$1,810	$6,779		$676		$(875)		$812	(73)	123	$9,265		$3,696		151

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	3,154	2,084		2,317		2,065		1,640	51	92	7,555		4,007		89
Other Corporate	(84)	8,038		(115)		(288)		(82)	NM	(2)	7,839		2,254		248
TOTAL NET REVENUE	$3,070	$10,122		$2,202		$1,777		$1,558	(70)	97	$15,394		$6,261		146

NET INCOME/(LOSS)
Treasury and CIO	2,291	1,513		1,641		1,396		1,129	51	103	5,445		2,810		94
Other Corporate	(481)	5,266		(965)		(2,271)		(317)	NM	(52)	3,820		886		331
TOTAL NET INCOME/(LOSS)	$1,810	$6,779		$676		$(875)		$812	(73)	123	$9,265		$3,696		151

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,293,983	$1,318,119		$1,322,799		$1,348,437		$1,275,673	(2)	1	$1,293,983		$1,275,673		1
Loans	2,302	2,408		2,104		1,924		2,099	(4)	10	2,302		2,099		10
Deposits (b)	30,170	26,073		22,515		21,826		20,363	16	48	30,170		20,363		48

Employees	49,213	47,828		48,015		47,530		47,280	3	4	49,213		47,280		4

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(16)	$(546)		$(366)		$(743)		$(669)	97	98	$(928)		$(2,437)		62
Available-for-sale securities (average)	306,244	247,304		222,943		199,581		201,875	24	52	259,003		201,087		29
Held-to-maturity securities (average) (c)	313,898	330,347		354,759		377,709		402,816	(5)	(22)	332,932		410,200		(19)
Investment securities portfolio (average)	$620,142	$577,651		$577,702		$577,290		$604,691	7	3	$591,935		$611,287		(3)
Available-for-sale securities (period-end)	331,715	263,624		233,770		199,354		195,200	26	70	331,715		195,200		70
Held-to-maturity securities (period-end) (c)	299,954	323,746		334,527		369,848		388,261	(7)	(23)	299,954		388,261		(23)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$631,669	$587,370		$568,297		$569,202		$583,461	8	8	$631,669		$583,461		8

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $44 million, $45 million, $49 million, $53 million and $57 million for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively and $138 million and $158 million for the nine months ended September 30, 2024 and 2023, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, the estimated fair value of the HTM securities portfolio was $279.6 billion, $294.8 billion, $305.4 billion, $342.8 billion and $348.7 billion, respectively.
(d)At September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, the allowance for credit losses on investment securities was $123 million, $125 million, $120 million, $94 million and $87 million, respectively.
(e)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(f)Included a $1.0 billion donation of Visa shares to pre-fund contributions to the JPMorgan Chase Foundation.
(g)Included an FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which was an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(h)Included an income tax benefit of $463 million for the three months ended December 31, 2023 related to the finalization of certain income tax regulations.
(i)In the second quarter of 2023, substantially all of the expense associated with First Republic was reported in Corporate. Commencing in the third quarter of 2023, the expense has been aligned to the appropriate LOBs.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Sep 30, 2024
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2024	2024	2024	2023	2023	2024	2023
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$377,938	$382,795	$389,592	$397,275	$397,054	(1)%	(5)%
Loans held-for-sale and loans at fair value	17,007	14,160	13,812	12,818	11,715	20	45
Total consumer, excluding credit card loans	394,945	396,955	403,404	410,093	408,769	(1)	(3)

Credit card loans
Loans retained	219,542	216,100	206,740	211,123	196,935	2	11
Total credit card loans	219,542	216,100	206,740	211,123	196,935	2	11
Total consumer loans	614,487	613,055	610,144	621,216	605,704	—	1

Wholesale loans (b)
Loans retained	687,890	674,152	667,761	672,472	671,952	2	2
Loans held-for-sale and loans at fair value	37,634	33,493	31,711	30,018	32,403	12	16
Total wholesale loans	725,524	707,645	699,472	702,490	704,355	3	3

Total loans	1,340,011	1,320,700	1,309,616	1,323,706	1,310,059	1	2
Derivative receivables	52,561	54,673	56,621	54,864	67,070	(4)	(22)
Receivables from customers (c)	53,270	56,018	52,036	47,625	43,376	(5)	23
Total credit-related assets	1,445,842	1,431,391	1,418,273	1,426,195	1,420,505	1	2

Lending-related commitments
Consumer, excluding credit card	45,322	47,215	46,660	45,403	48,313	(4)	(6)
Credit card (d)	989,594	964,727	943,935	915,658	898,903	3	10
Wholesale	543,060	545,020	532,514	536,786	531,568	—	2
Total lending-related commitments	1,577,976	1,556,962	1,523,109	1,497,847	1,478,784	1	7

Total credit exposure	$3,023,818	$2,988,353	$2,941,382	$2,924,042	$2,899,289	1	4

Memo: Total by category
Consumer exposure (e)	$1,649,403	$1,624,997	$1,600,739	$1,582,277	$1,552,920	2	6
Wholesale exposure (f)	1,374,415	1,363,356	1,340,643	1,341,765	1,346,369	1	2
Total credit exposure	$3,023,818	$2,988,353	$2,941,382	$2,924,042	$2,899,289	1	4

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2024
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2024	2024	2024	2023	2023	2024	2023
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,316	$3,423	$3,630	$3,643	$3,766	(3)%	(12)%
Loans held-for-sale and loans at fair value	397	382	481	560	408	4	(3)
Total consumer nonaccrual loans	3,713	3,805	4,111	4,203	4,174	(2)	(11)

Wholesale nonaccrual loans
Loans retained	3,517	3,289	2,927	2,346	2,907	7	21
Loans held-for-sale and loans at fair value	845	697	639	368	439	21	92
Total wholesale nonaccrual loans	4,362	3,986	3,566	2,714	3,346	9	30

Total nonaccrual loans	8,075	7,791	7,677	6,917	7,520	4	7

Derivative receivables	210	290	293	364	293	(28)	(28)
Assets acquired in loan satisfactions	343	342	295	316	318	—	8
Total nonperforming assets	8,628	8,423	8,265	7,597	8,131	2	6
Wholesale lending-related commitments (b)	619	541	390	464	387	14	60
Total nonperforming exposure	$9,247	$8,964	$8,655	$8,061	$8,518	3	9

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.60%	0.59%	0.59%	0.52%	0.57%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.94	0.96	1.02	1.02	1.02
Total wholesale nonaccrual loans to total
wholesale loans	0.60	0.56	0.51	0.39	0.48

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, mortgage loans 90 or more days past due and insured by U.S. government agencies were $126 million, $138 million, $157 million, $182 million and $188 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2023 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change				2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$22,991	$22,351	$22,420	$21,946	$21,980	3%	5%	$22,420	$19,139	17%
Net charge-offs:
Gross charge-offs	2,567	2,726	2,381	2,557	1,869	(6)	37	7,674	5,096	51
Gross recoveries collected	(480)	(495)	(425)	(393)	(372)	3	(29)	(1,400)	(1,051)	(33)
Net charge-offs	2,087	2,231	1,956	2,164	1,497	(6)	39	6,274	4,045	55
Provision for loan losses	3,040	2,871	1,887	2,625	1,479	6	106	7,798	6,843	14
Other	5	—	—	13	(16)	NM	NM	5	9	(44)
Ending balance	$23,949	$22,991	$22,351	$22,420	$21,946	4	9	$23,949	$21,946	9

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,068	$1,916	$1,974	$2,075	$2,186	8	(5)	$1,974	$2,382	(17)
Provision for lending-related commitments	74	154	(60)	(100)	(107)	(52)	NM	168	(308)	NM
Other	—	(2)	2	(1)	(4)	NM	NM	—	1	NM
Ending balance	$2,142	$2,068	$1,916	$1,974	$2,075	4	3	$2,142	$2,075	3

ALLOWANCE FOR INVESTMENT SECURITIES	$175	$177	$154	$128	$117	(1)	50	$175	$117	50

Total allowance for credit losses (a)	$26,266	$25,236	$24,421	$24,522	$24,138	4	9	$26,266	$24,138	9

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.17%	0.14%	0.19%	0.21%	0.17%			0.17%	0.16%
Credit card retained loans	3.23	3.50	3.32	2.79	2.49			3.35	2.33
Total consumer retained loans	1.29	1.33	1.26	1.08	0.93			1.29	0.91
Wholesale retained loans	0.09	0.16	0.05	0.31	0.06			0.10	0.07
Total retained loans	0.65	0.71	0.62	0.68	0.47			0.66	0.46

Memo: Average retained loans
Consumer retained, excluding credit card loans	$379,459	$385,662	$394,033	$397,819	$396,788	(2)	(4)	$386,359	$352,670	10
Credit card retained loans	217,204	210,020	204,637	202,652	195,232	3	11	210,645	187,624	12
Total average retained consumer loans	596,663	595,682	598,670	600,471	592,020	—	1	597,004	540,294	10
Wholesale retained loans	674,939	666,347	664,588	669,899	667,825	1	1	668,648	639,125	5
Total average retained loans	$1,271,602	$1,262,029	$1,263,258	$1,270,370	$1,259,845	1	1	$1,265,652	$1,179,419	7

(a)At September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $277 million, $278 million, $274 million, $243 million and $17 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2024
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2024	2024	2024	2023	2023	2024	2023
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(756)	$(856)	$(873)	$(876)	$(942)	12%	20%
Portfolio-based	2,491	2,599	2,603	2,732	2,796	(4)	(11)
Total consumer, excluding credit card	1,735	1,743	1,730	1,856	1,854	—	(6)
Credit card
Portfolio-based	14,100	13,200	12,600	12,450	11,900	7	18
Total credit card	14,100	13,200	12,600	12,450	11,900	7	18
Total consumer	15,835	14,943	14,330	14,306	13,754	6	15
Wholesale
Asset-specific	499	562	514	392	732	(11)	(32)
Portfolio-based	7,615	7,486	7,507	7,722	7,460	2	2
Total wholesale	8,114	8,048	8,021	8,114	8,192	1	(1)
Total allowance for loan losses	23,949	22,991	22,351	22,420	21,946	4	9
Allowance for lending-related commitments	2,142	2,068	1,916	1,974	2,075	4	3
Allowance for investment securities	175	177	154	128	117	(1)	50
Total allowance for credit losses	$26,266	$25,236	$24,421	$24,522	$24,138	4	9

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.46%	0.46%	0.44%	0.47%	0.47%
Credit card allowance to total credit card retained loans	6.42	6.11	6.09	5.90	6.04
Wholesale allowance to total wholesale retained loans	1.18	1.19	1.20	1.21	1.22
Total allowance to total retained loans	1.86	1.81	1.77	1.75	1.73
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (a)	52	51	48	51	49
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (a)	144	146	149	166	151
Wholesale allowance to wholesale retained nonaccrual loans	231	245	274	346	282
Total allowance to total retained nonaccrual loans	350	343	341	374	329

(a)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 75 of the Firm’s 2023 Form 10-K.

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q24 Change						2024 Change
(in millions, except rates)	3Q24	2Q24	1Q24		4Q23		3Q23		2Q24	3Q23	2024		2023		2023

Net interest income - reported	$23,405	$22,746	$23,082		$24,051		$22,726		3%	3%	$69,233		$65,216		6%
Fully taxable-equivalent adjustments	120	115	121		126		130		4	(8)	356		354		1
Net interest income - managed basis (a)	$23,525	$22,861	$23,203		$24,177		$22,856		3	3	$69,589		$65,570		6
Less: Markets net interest income	78	(77)	183		615		(317)		NM	NM	184		(909)		NM
Net interest income excluding Markets (a)	$23,447	$22,938	$23,020		$23,562		$23,173		2	1	$69,405		$66,479		4

Average interest-earning assets	$3,621,766	$3,509,725	$3,445,515		$3,408,395		$3,331,728		3	9	$3,526,019		$3,297,843		7
Less: Average Markets interest-earning assets	1,206,085	1,116,853	1,031,075		985,997		970,789		8	24	1,118,326		985,703		13
Average interest-earning assets excluding Markets	$2,415,681	$2,392,872	$2,414,440		$2,422,398		$2,360,939		1	2	$2,407,693		$2,312,140		4

Net yield on average interest-earning assets - managed basis	2.58%	2.62%	2.71%		2.81%		2.72%				2.64%		2.66%
Net yield on average Markets interest-earning assets	0.03	(0.03)	0.07		0.25		(0.13)				0.02		(0.12)
Net yield on average interest-earning assets excluding Markets	3.86	3.86	3.83		3.86		3.89				3.85		3.84

Noninterest revenue - reported (b)	$19,249	$27,454	$18,852		$14,523		$17,148		(30)	12	$65,555		$54,314		21
Fully taxable-equivalent adjustments (b)	541	677	493		1,243		682		(20)	(21)	1,711		2,539		(33)
Noninterest revenue - managed basis	$19,790	$28,131	$19,345		$15,766		$17,830		(30)	11	$67,266		$56,853		18
Less: Markets noninterest revenue	7,074	7,870	7,830	(c)	5,232	(c)	6,934	(c)	(10)	2	22,774	(c)	23,026	(c)	(1)
Noninterest revenue excluding Markets	$12,716	$20,261	$11,515		$10,534		$10,896		(37)	17	$44,492		$33,827		32

Memo: Markets total net revenue	$7,152	$7,793	$8,013		$5,847		$6,617		(8)	8	$22,958		$22,117		4

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(c) Effective in the second quarter of 2024, the former Corporate & Investment Bank and Commercial Banking business segments were combined to form one segment, the Commercial & Investment Bank. Prior-period amounts have been revised to include the markets-related revenues of the former Commercial Banking business segment, to conform with the current presentation.